Exhibit 10.3



                              CONSULTING AGREEMENT

     This Consulting Agreement (the "AGREEMENT"), effective as of September 19, 2005, is by and between TELZUIT MEDICAL TECHNOLOGIES, INC. (the "COMPANY"), a Florida corporation having its principal office at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 and WARREN D. STOWELL, an individual maintaining an
address  at                                                (the  "CONSULTANT").
           -----------------------------------------------

                             BACKGROUND INFORMATION

     The Company is in the business of researching, designing, developing, marketing and selling ambulatory medical devices and services, and wishes to expand it business by developing, owning and operating medical clinics (the "CLINICS"). Consultant has expertise in owning, operating and building medical clinics. The Company wishes to engage the consulting services of the Consultant for a definite period of time and upon the particular terms and conditions hereinafter set forth. The Consultant is willing to be so engaged. Accordingly, the parties agree as follows:

                              OPERATIVE PROVISIONS

     1.     Engagement  and  Term.  The  Company  hereby  retains  and  engages
            ---------------------
Consultant and the latter hereby agrees to render consulting services to the Company for a period of six (6) months commencing on September 19, 2005 and ending on March 19, 2006, unless sooner terminated as herein provided (the "INITIAL TERM"). Thereafter, this Agreement may be renewed for additional six
(6) month terms upon the written agreement of the parties (each a "SUCCESSOR TERM"). Each party agrees to notify the other party in writing at least fifteen
(15) days prior to the expiration of this Agreement of its intention to renew or not to renew this Agreement.

     2.     Cancellation.  The  Company  or  Consultant  may  terminate  this
            ------------
Agreement at any time, for any reason or no reason, by providing written notice thereof to the other party in accordance with Section 9(a) below.
                                                      -------------

     3.     Duties.  During  the  term  of  this  Agreement,  whether Initial or
            ------
Successor, the Consultant shall provide consulting services to the Company in the area of general project management related to the development and operation of the Clinics. As an independent contractor, the Consultant shall consult with the Company's Board of Directors regarding operations, personnel, marketing, concept development, customer development, financing and strategic business planning at the appropriate times as determined by the parties (the "SERVICES"). The Consultant shall provide all transportation and equipment necessary for the performance of such Services; comply with all laws and regulations of any governing body having jurisdiction over the performance of Consultant's
Services; and shall determine the means and manner of performance of any Services rendered pursuant to this Agreement. Consultant shall spend that amount of time which, in his, her or its sole judgment, is necessary to provide the Services hereunder.

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     4.     Consideration.
            -------------

            a.   Remuneration.  As  consideration  for the Consultant's services
                 ------------
hereunder, Consultant shall receive a fee of Ten Thousand and No/100 Dollars ($10,000) per month for the term of this Agreement and any renewal thereof. Monthly fees are payable in advance on the first of each month. If this Agreement is cancelled pursuant to Section 2, the Company shall be under no further obligation under this Agreement for, and the Consultant shall not be entitled to receive, any other payments under this Agreement except for any accrued, unpaid remuneration (as calculated on a pro rata basis) as of the date of any cancellation of this Agreement.

            b.   No  Employee  Salary or Benefits.  The Consultant is engaged in
                 --------------------------------
his, her or its own independent business and neither the Consultant nor its employees shall receive a salary or other employment compensation from the Company for the Services, nor shall Consultant be eligible for, or participate in, any pension, health or other fringe benefit plan of the Company.

            c.   Expenses.  Except  as  otherwise  specified  herein,  or as set
                 --------
forth in a separate written instrument executed by the Company's President, the Consultant shall be solely responsible for satisfying all of his, her or its expenses incurred in performing his, her or its duties hereunder.

            d.   Taxes.  The  Consultant  understands  that the Company will not
                 -----
withhold any federal or local payroll or income taxes from the compensation payable to the Consultant hereunder and the Consultant understands that it is his, her or its obligation to make all deposits of federal, state or local taxes payable as a result of the compensation that he, she or it receives hereunder. The Consultant shall withhold all federal, state and local payroll or income taxes from the compensation that the Consultant pays to his, her or its employees, if any.


     5.     Independent  Contractor Status.  Consultant shall, at all times, and
            ------------------------------
for all purposes, be deemed an independent contractor with respect to the Company. Accordingly, Consultant and the Company acknowledge the following:

            a. Consultant shall not be deemed to be employed by the Company for purposes of the Federal Social Security Act or any federal or state law concerning employment, compensation for employment services rendered or insurance for injuries sustained in the performance of its services, and Consultant shall be required to file all tax forms required of an independent contractor and shall be solely responsible for the payment and reporting of any taxes due on whatever remuneration is paid by the Company to Consultant hereunder;

            b. Consultant is engaged in his, her or its own independent business; accordingly, Consultant shall not be eligible for, and shall not participate in, any pension, health or other fringe benefit plan of the Company; and

            c. Consultant shall have unilateral control over the manner in which it shall provide the consulting services herein contracted for, inclusive of work schedule and the location and operation of any business office, and the Company shall have no direct or implied authority over Consultant's work nor supervisory power over the procedures employed by the Consultant, other than to assure itself with regard to the Consultant's adherence to reasonable standards for the conduct of the Services contracted for hereunder.

     6      No Authority to Bind the Company. The Consultant has no authority to
            --------------------------------
enter into any contract or agreement on behalf of the Company and shall not hold himself out to the public as an employee of the Company.

     7.     Non-Disclosure;  Prohibited  Activities.
            ---------------------------------------

            a.   Proprietary  Information.  During  or  after the termination of
                 ------------------------
this Agreement (including expiration upon non-renewal), the Consultant shall not communicate or divulge to, or use for the benefit of, any individual, association, partnership, trust, corporation or other entity except the Company, any Proprietary Information of the Company received by the Consultant by virtue of performing his duties under this Consulting Agreement, without first being in receipt of the Company's written consent to do so. For purposes of this Agreement, the term "Proprietary Information" includes, but is not limited to,
(i) any and all trade secrets concerning the business and affairs of the Company, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer hardware, software and computer software and database technologies, systems, structures and architectures; (ii) all information concerning the business and affairs of the Company (which includes historical and current financial statements, financial projections and budgets, tax returns and accountants' materials, historical, current and projected sales, business plans, strategic plans, marketing and advertising plans, publications, client and customer lists and files, contracts, the names and backgrounds of key personnel and personnel training techniques and materials, however documented), and all information obtained from review of the Company's documents or property or discussions with the Company regardless of the form of the communication; and
(iii) all notes, analyses, compilations, studies, summaries and other material prepared by the Consultant to the extent containing or based, in whole or in part, upon any information included in the foregoing.

            b.   Exceptions.  The restrictions on the Consultant's disclosure of
                 ----------
the Company's Proprietary Information set out herein do not apply to such information which (i) is now, or which hereafter, through no act or failure to act on the part of the Consultant becomes, generally known or available to the public; or (ii) is required to be disclosed by a court of competent jurisdiction or by an administrative or quasi-judicial body having jurisdiction over the subject matter after the Consultant has given the Company reasonable prior notice of such disclosure requirement.

            c.   Non-Solicitation.  Consultant  agrees  that  during the term of
                 ----------------
this Agreement and during the one (1) year period following the termination of such Agreement (including expiration upon non-renewal), the Consultant shall not, directly or indirectly solicit or hire any employee of the Company (or its subsidiaries) employed by the Company on the date the Consulting Agreement is terminated or during the six (6) month period of time immediately preceding such date. Those employees who directly worked for the Consultant prior to being employed by the Company or those persons employed by the Company on a temporary basis at the direction of the Consultant shall not be restricted for hire by the Consultant at any time.

            d.   Enforcement.   The   Consultant   acknowledges   that   (i)
                 -----------
Proprietary Information  is  a  valuable  asset  of  the Company and use of such
Proprietary Information would allow the Consultant to unfairly compete against the Company; (ii) the restrictions contained in this Agreement are reasonable in scope and are necessary to protect the Company's legitimate interests in protecting its business; and (iii) any violation of the restrictions contained in this Agreement will cause significant and irreparable harm to the Company for which the Company has no adequate remedy at law. The parties agree that damages at law, including, but not limited to, monetary damages, will or may be an insufficient remedy to the Company and that (in addition to any remedies that are available to Company, all of which shall be deemed to be cumulative and retained by Company and not waived by the enforcement of any remedy available hereunder) the Company shall also be entitled to obtain injunctive relief, including, but not limited to, a temporary restraining order, a temporary or preliminary injunction or a permanent injunction, to enforce the provisions of this Agreement, as well as an equitable accounting of and constructive trust for all profits or other benefits arising out of or related to any such violation, all of which shall constitute rights and remedies to which the Company may be entitled.

            e.   Divisibility  of Covenant Period.  If any covenant contained in
                 --------------------------------
this Agreement is held to be unreasonable, arbitrary or against public policy, such covenant shall be considered divisible as to time, such that each month within the specified period shall be deemed a separate period of time, resulting in an intended requirement that the longest lesser time determined not to be unreasonable, arbitrary or against public policy shall remain effective and be specifically enforceable against the Consultant.

            f.   Intent  of  Parties; Survival.  The covenants of the Consultant
                 -----------------------------
contained  in this Section 7 shall be construed as agreements independent of any
                   ---------
other provision of Consultant's engagement (including engagement under this Agreement), and the existence of any claim of the Consultant against the Company shall not constitute a defense to the enforcement by the Company of any covenant contained in this section. The covenants contained in this Section 7 shall
                                                                 ---------
survive  termination, expiration, non-renewal or cancellation of this Agreement.

     8.     Release;  Indemnification.  Consultant  hereby voluntarily releases,
            -------------------------
forever, discharges, and agrees to hold harmless and indemnify the Company and its agents, officers, directors, and owners from any and all expenses, costs, damages and liability which any indemnitee may suffer or sustain, including, but not limited to, litigation expense and legal fees, which are related to, arise out of, or are in any way connected with Consultant's provision of the Services.

     9.     Miscellaneous  Provisions.
            -------------------------

            a.   Notices.  All  notices under this Agreement shall be in writing
                 -------
and shall be considered as properly given or made if hand delivered, sent by certified mail, overnight delivery service, facsimile or e-mail and addressed to the location set forth in the preamble to this Agreement or to such other address as any party may have designated by like notice furnished to all other parties hereto. All notices, except change of address, shall be deemed effective when deposited in the U.S. mail, received by an overnight carrier or other delivery service or, when sent by facsimile or e-mail, when confirmation of delivery is obtained by the sender. Notices of change of address shall be deemed given when received.

            b.   Entire Agreement.  This Agreement sets out the entire agreement
                 ----------------
between the parties hereto on the subject matter hereof and supersedes and replaces any and all prior agreements, understandings or arrangements between the parties, written or oral, with respect to the subject matter hereof.

            c.   Amendments;  Waivers.  No  amendment, modification or discharge
                 --------------------
of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the parties to this Agreement. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.

            d.   Headings;  Counterparts.  The  headings  of  this Agreement are
                 -----------------------
inserted for purposes of convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall, together, constitute one and the same instrument. The exchange of copies of this Agreement and any ancillary agreements, and of signature pages, by facsimile transmission shall constitute effective execution and delivery of this Agreement or the ancillary agreements, as applicable, as to the parties and may be used in lieu of the original Agreement or ancillary agreements, as applicable, for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their originals for all purposes.

            e.   Severability.  Every  provision  of this Agreement is intended
                 ------------
to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement

            f.   Assignment.  This Agreement, including, but  not limited to the
                 ----------
agreements   contained   in   Section   7   regarding   confidentiality   and
                              -----------
non-solicitation, shall be assignable by the Company without the prior written consent of the Consultant. This Agreement shall inure to the benefit of and be enforceable by the successors and assigns of the Company, including any successor or assign to all or substantially all of the business and/or assets of the Company, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock or otherwise. This is a personal service contract which shall not be assignable by the Consultant.

            g.   Choice  of Law; Venue; Jurisdiction.  The undersigned expressly
                 -----------------------------------
agree, to the extent not otherwise barred by applicable law, that all terms and provisions hereof shall be governed, interpreted and construed in accordance with the laws of the State of Florida, and that venue, for all purposes, shall lie in Orange County, Florida. The parties further agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this Agreement is one for performance in Florida. The parties to this Agreement hereby agree that each waives any objection, whether constitutional, statutory or otherwise, to a Florida court taking jurisdiction of any dispute between them. By entering into this Agreement, each party understands that he, she or it might be called upon to answer a claim asserted in a Florida court.

            h.   Legal  Fees  and  Costs.  If a legal action is initiated by any
                 -----------------------
party to this Agreement against the other party arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, any and all fees, costs and expenses reasonably incurred by each successful party or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the obligation of and shall be paid or reimbursed by the unsuccessful party.

            i.   Waiver.  The  waiver  by  the  Company  of  a   breach  of this
                 ------
Agreement shall not be construed as a waiver of any subsequent breach by the Consultant. The refusal or failure of the Company to enforce the restrictive covenants contained herein or contained in any other similar agreement against any other employee, agent, or independent contractor of the Company, for any reason, shall not constitute a defense to the enforcement of this Agreement by the Company against the Consultant, nor shall it give rise to any claim or cause of action by such Consultant against the Company.

            j.   Acknowledgments.  The Consultant acknowledges that he, she or
                 ---------------
it has been provided with a copy of this Agreement for review prior to signing it, that the Company has encouraged the Consultant to have this Agreement reviewed by his, her or its attorney prior to signing it and that the Consultant understands the purposes and effects of this Agreement.

            k.   Execution of Additional Documents.  Each party hereto agrees to
                 ---------------------------------
execute and deliver such documents as may be necessary or desirable to carry out the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of this 17th day of February, 2006.

                                     TELZUIT  MEDICAL  TECHNOLOGIES,  INC.


                                     By: /s/  Don  Sproat
                                         --------------------------------------
                                         Don  Sproat,  Chief  Executive  Officer


                                     CONSULTANT


                                          /s/  Warren  D.  Stowell
                                          --------------------------------------
                                          Warren  D.  Stowell








                    [Signature Page to Consulting Agreement]

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